[Krieg, Devault, Alexander & Capehart letterhead]
Via EDGAR

November 10, 2000


Securities and Exchange Commission
Filing Desk
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

         Re:      USA Group Secondary Market Services, Inc.,
                  SMS Student Loan Trust 2000-A
                  Commission File No. 333-77301
                  Form 8-K Filing

Ladies and Gentlemen:

On behalf of USA Group Secondary Market Services, Inc., SMS Student Loan Trust 2000-A (the "Trust"), attached for filing via EDGAR is one copy of the Trust's Form 8-K together with the required Exhibit thereto. The Form 8-K, in lieu of Form 10-Q, pursuant to the Trust's modified reporting No-Action Letter dated March 1, 1995, reports with respect to the Trustees Quarterly Report of Distribution related to the Trust's September 30, 2000 distribution.

If any member of the Staff of the Commission has any questions regarding this filing, please contact the undersigned at (317) 238-6213 or Mary M. Kleiman at
(317) 238-6238.


Sincerely,

/s/TIMOTHY M. HARDEN
----------------------------------
Timothy M. Harden

Enclosures

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  November 10, 2000


                    USA GROUP SECONDARY MARKET SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   333-77301                35-1872185
   ---------------------------   ----------------------        ------------
   State or other jurisdiction   Commission File Number        IRS Employer
         of incorporation                                  Identification Number


             30 South Meridian Street, Indianapolis, Indiana 46204-3503
            -----------------------------------------------------------
                     Address of principal executive offices



   Registrant's telephone number, including area code  (317) 951-5526
                                                       --------------

Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5. The Registrant, through the Trustee for SMS Student Loan Trust 2000-A hereby files its quarterly report of distributions for the period from July 28, 2000 to October 29, 2000, which distribution was made on September 30, 2000.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    USA GROUP SECONDARY MARKET SERVICES, INC.
                                  (Registrant)

                     By: Bank One, National Association, not
                     in its individual capacity by solely as
                           Eligible Lender Trustee of
                          SMS Student Loan Trust 2000-A


                        By:/s/ STEVE HUSBANDS
                           --------------------------
                                 Steve Husbands
                            Assistant Vice President


                             Date: November 10, 2000

Exhibit No.
-----------


EX - 13.0 Quarterly Servicing Report.